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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

              DATE OF EARLIEST EVENT REPORTED:  DECEMBER 21, 2001

                      INDUSTRIAL DATA SYSTEMS CORPORATION
              (Exact name of registrant as specified in charter)

           NEVADA                    000-22061                88-0322261
(State or other jurisdiction)       (Commission             (IRS employer
      of incorporation)             file number)          Identificaton No.)

600 CENTURY PLAZA DRIVE, SUITE 140, HOUSTON, TEXAS            77073-6033
     (Address of principal executive offices)                 (Zip code)

      Registrant's telephone number, including area code:  (281) 821-3200


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On December 21, 2001, Industrial Data Systems Corporation (the "Company" or "IDS") acquired the assets of Petrocon Engineering, Inc. ("Petrocon"), a Texas corporation, through merger of a wholly owned, indirect subsidiary of IDS into Petrocon. The merger was completed pursuant to an Agreement and Plan of Merger dated as of July 31, 2001 and amendments thereto. The assets acquired primarily consisted of accounts receivable; furniture, fixtures, and equipment; contracts; work in progress; and real estate. All of the assets were held by Petrocon through seven wholly owned subsidiaries, and a one-third interest in a real estate joint venture.

     In connection with the merger, IDS issued 9,800,000 shares of IDS common stock, par value $.001 per share (the "IDS Common Stock"), to Petrocon shareholders. The IDS Common Stock was valued at approximately $6,900,000 and was issued at an exchange rate of 1.04239694 shares of IDS Common Stock for each outstanding share of Petrocon common stock. In addition, IDS issued 2,500,000 shares of IDS convertible preferred stock, par value $.001 per share (the "Preferred Stock") to a Petrocon lender. IDS may redeem the Preferred Stock at any time by payment of $2,500,000 plus dividends which accrue at 8% per annum. In addition, holders of 2/3 of the outstanding shares of Preferred Stock may require redemption beginning seven years from the closing at the same price. In connection with the merger, the surviving IDS subsidiary assumed debt of approximately $14.8 million (as calculated as of June 30, 2001) and concluded a $15,000,000 credit facility with Fleet Capital Corporation.

     The consideration paid was determined in accordance with the parties' assessment of the relative fair market value of Petrocon and IDS, and the trading price of the Company's Common Stock. Prior to the merger, no material relationship existed between Petrocon and IDS, or between Petrocon and any affiliates of IDS, any director or officer of IDS, or any associate of any director or officer of IDS.
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     Petrocon, headquartered in Beaumont, Texas, with offices in Houston, Baton
Rouge, and Lake Charles, is a diversified engineering company providing engineering services and engineered systems to industrial, commercial and institutional clients throughout the United States and internationally.
Petrocon operates through seven wholly-owned operating subsidiaries: RPM Engineering, Inc., Petrocon Construction Resources, Inc., Petrocon Technologies, Inc., Petrocon Systems, Inc., Triangle Engineers & Constructors, Inc., Petrocon Engineering of Louisiana, Inc., and Alliance Engineering, Inc. Petrocon's multi-disciplined expertise enables it to offer its clients broad design and engineering solutions, extending from project inception through completion, including start-up and operation, within multiple industries and across diverse geographic markets. In 2000, Petrocon generated consolidated gross revenues of approximately $68,300,000.

     IDS currently intends to use the assets acquired from Petrocon for the same purposes for which they were being used prior to the merger. The foregoing statement is a forward looking statement within the meaning of Section 21E of the Securities Exchange Act of 1934, and is based on certain assumptions, including among others, general economic conditions, management's expectations regarding the operating results of IDS, the capital requirements of continuing PEI's current business, and others. Should these assumptions change, or prove to be inaccurate, the actual future conduct of the business could differ materially from the stated intention.

     For more information regarding the merger, please see the Agreement and Plan of Merger dated as of July 31, 2001, which is hereby incorporated by reference as Exhibit 2.23 to the Company's Form 10-QSB filed with the Securities and Exchange Commission on August 14, 2001 and subsequent amendments thereto filed with the Company's Form S-4 and subsequent amendments. References made to the Agreement and Plan of Merger in this Form 8-K do not purport to be complete and are qualified in their entirety by the full text of such documents.

     This filing includes forward-looking statements about IDS within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements regarding management's beliefs, current expectations, estimates and projections about the industries in which IDS and its subsidiaries and Petrocon and its subsidiaries serve, the economy and about IDS and Petrocon in general. The Securities Act of 1933 and the Securities Exchange Act of 1934 provide a safe harbor from liabilities under certain circumstances for reporting companies such as IDS but not for non-reporting companies like Petrocon. The words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate" and similar expressions are intended to identify these forward-looking statements; however, this filing also contains other forward-looking statements in addition to historical information. Although we believe that the expectations reflected in the forward-looking statements are reasonable, such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of IDS and Petrocon to differ materially from historical results or from any results expressed or implied by these forward-looking statements. We caution readers that the following important factors, among others, could cause the combined company's actual results to differ materially from the forward-looking statements contained herein: integration of the two companies; future financial performance; the ability to successfully implement our future acquisition strategy; changes in laws and regulations that IDS and Petrocon must comply with, and the costs of compliance with current and future laws and regulations; changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or changes in IDS' organization, compensation and benefit plans; the combined company's competitive position within its market,
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particularly in view of the increasing consolidation within its industry, including the increased competition from larger regional and out-of-state engineering services organizations; increases and decreases in commodity prices, including chemicals, oil, natural gas and derivative products; the ability to renew or replace its credit facilities; and changes in the business cycle and downturns in local, regional and national economies.

     We caution you that the foregoing important factors are not exclusive.
This document speaks only as of the date of this filing and the Company is under no duty to update any of the forward-looking statements. These forward-looking statements are based on assumptions that we believe are reasonable, but which are open to a wide range of uncertainties and business risks. Factors that could cause actual results to differ materially from those anticipated are discussed herein and in IDS' periodic filings with the SEC.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     The Company will file financial statements of the business acquired as required in Rule 3.05 (b) of Regulation S-X, on or before 60 days from filing of this report.

     (B) PRO FORMA FINANCIAL INFORMATION.

     The Company, will file pro forma financial information as required in Rule
11.01 (b) (1) of Regulation S-X, on or before 60 days from filing of this report.

     (C)  EXHIBITS.

99.3 Press release dated December 24, 2001 announcing completion of merger with Petrocon Engineering, Inc.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                INDUSTRIAL DATA SYSTEMS CORPORATION


Dated: January 7, 2002          By: /s/ Hulda L. Coskey
                                ---------------------------------
                                Chief Governance Officer and Secretary, Director